UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2023

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMT	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In the interest of full transparency, Robert Todd Reynold resigned as Director and as Chief Risk Officer on July 24, 2023, of Global Infrastructure Finance & Development Authority, Inc. (the “Company”), in order to undertake other responsibilities within the firm. Prior to such resignations, the Company had no disagreements with Mr. Reynold regarding the reporting or operations of the Company.

Also effective July 24, 2023 Mr. Chris J. Quick, CPA, CFF was named Chief Risk Officer of the Company, succeeding Mr. Reynold. Since its founding in 2016, Mr. Quick has been the Chief Operating Officer of Quick Group, LLC, an investigative, forensic accounting, and security consulting firm based in South Carolina. Mr. Quick and Quick Group has provided and conducted extensive financial, accounting, and due diligence investigations in civil and criminal matters to include corporate and financial institutional fraud. Prior to Quick Group, Mr. Quick had a 26-year career with the Federal Bureau of Investigation (FBI) as a Special Agent conducting investigations ranging from securities, investment, corporate accounting, bank, insurance, and healthcare fraud cases and money laundering investigations. Prior to the FBI, he was a Special Agent with the Internal Revenue Service-Criminal Investigation Division in Miami, Florida where he investigated tax evasion and money laundering crimes. Quick is a licensed Certified Public Accountant (CPA) (Missouri) and Certified in Financial Forensics (CFF). He obtained his accounting degree from Arkansas State University in 1983.

Effective July 24, 2023 Mr. James Kingsborough was appointed a Director of the Company, succeeding Mr. Reynold in that capacity. Until his appointment, Mr. Kingsborough was one of the original Directors of Ameri Metro, Inc. with his tenure starting in May 2014. A graduate of Shippensburg University, Mr. Kingsborough has extensive experience in the aviation and construction industries. He currently operates Kingsborough & Associates, a business representing several companies in the building and construction industry.  Mr. Kingsborough is also a partner in Business Airport of Carlisle, Inc., a privately owned, public use airport in central Pennsylvania.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	July 24, 2023 Letter of Resignation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2023

Global Infrastructure Finance and Development Authority, Inc.

/s/ Robert Choiniere

By:	Robert Choiniere
Title:	Chief Executive Officer

Ameri Metro, Inc.

/s/ Shah Mathias
By:	Shah Mathias
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	July 24, 2023 Letter of Resignation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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